Analysis of Company's Interests in Land Use Rights Representing Prepaid Operating Lease Payments and Net Book Value (Detail) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2013	Dec. 31, 2012
Operating Leased Assets [Line Items]
Land use rights	$ 65,038	$ 61,045
Less: Accumulated amortization	(5,575)	(4,124)
Total land use rights, net	$ 59,463	$ 56,921